Exhibit 10.07
                                    GUARANTEE


TO:     LAURENTIAN  BANK  OF  CANADA

IN  CONSIDERATION of LAURENTIAN BANK OF CANADA (the "Bank") dealing with 1418276
                                                                         -------
ONTARIO  INC.  (the  "Customer"), the undersigned and each of them, if more than
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one, hereby jointly and severally guarantee payment to the Bank of all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by the Customer to the Bank or remaining unpaid by the Customer to the Bank, whether arising from dealings between the Customer and the Bank or from any other dealings by which the Customer may become in any manner whatever liable to the Bank either alone or jointly with any other corporation, person or persons or otherwise including all costs and disbursements incurred by the Bank with a view to recovering or attempting to recover said debts and liabilities (such debts and liabilities being herein called the "Guaranteed Liabilities") together with interest accruing from date of demand for payment at the Prime Lending Rate plus 0.50% per annum; provided
                                                       ----
that the rate of interest hereinbefore mentioned shall be increased by an additional one half percent (0.50%) per annum if the Borrower fails to support at any time during the term of this Agreement any portion of the credit facility provided by the Bank to the Borrower pursuant to an Offer of Finance dated February 15, 2002 by way of a term deposit or cash equivalent in form acceptable to the Bank, in its sole discretion; and further provided that that the rate of interest shall be further increased by a further additional one half percent (0.50%) per annum if the Borrower fails to maintain deposits with the Bank on or before May 30, 2002 in the aggregate amount of $ Cdn 2,500,000.00The Prime Lending Rate means the annual rate of interest which the Bank establishes and quotes from time to time as the reference rate of interest to determine interest rates it will charge at such time for variable rate commercial loans in Canadian dollars to its customers in Canada and to which it may refer as its "prime rate" or "prime lending rate"; upon any change in the Prime Lending Rate, the rate of interest hereunder shall be adjusted automatically and without the necessity of any notice to the undersigned.

AND THE UNDERSIGNED and each of them, if more than one, hereby, jointly and severally agrees with the Bank as follows:

1. In this guarantee the word "Guarantor" shall mean the undersigned and, if there is more than one guarantor, it shall mean each of them.

2. This guarantee shall be a continuing guarantee of all the Guaranteed Liabilities and shall apply to and secure any ultimate balance due or remaining unpaid to the Bank and this guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time of any sum of money for the time being due or remaining unpaid to the Bank.

3. The Bank shall not be bound to exhaust its recourse against the Customer or others or any security or other guarantees before being entitled to payment from the Guarantor of the Guaranteed Liabilities and it shall not be obliged to deliver its security before its whole claim has been paid.

4. The Guarantor's liability to make payment under this guarantee shall arise forthwith after demand for payment has been made in writing on the undersigned or any one of them, if more than one, and such demand shall be deemed to have been duly made when delivered to or served at the address of the undersigned or such one of them last known to the Bank, on the third business day following posting if sent by regular mail, postage prepaid, to such address, or on the business day next following if sent by facsimile transmission.

5. In addition to the Bank's right to demand payment at any time, upon default in payment of any sum owing by the Customer to the Bank at any time, the Bank may treat all Guaranteed Liabilities as due and payable and may forthwith collect from the Guarantor the total amount hereby guaranteed and may apply the sum so collected upon the Guaranteed Liabilities or may place it to the credit of a special account. A written statement of a Manager or Acting Manager of a branch of the Bank at which an account of the Customer is kept or of a General Manager of the Bank as to the amount remaining unpaid to the Bank at any time by the Customer shall, if agreed to by the Customer, be conclusive evidence and shall, in any event, be prima facie evidence against the Guarantor as to the amount remaining unpaid to the Bank at such time by the Customer.

6. This guarantee shall be in addition to and not in substitution for any other guarantees or other security which the Bank may now or hereafter hold in respect of the Guaranteed Liabilities and the Bank shall be under no obligation to marshal in favour of the Guarantor any other guarantees or other security or any moneys or other assets which the Bank may be entitled to receive or may have a claim upon and no loss of or in respect of or unenforceability of any other guarantees or other security which the Bank may now or hereafter hold in respect of the Guaranteed Liabilities, whether occasioned by the fault of the Bank or otherwise, shall in any way limit or lessen the Guarantor's liability.

7. Without prejudice to or in any way limiting or lessening the Guarantor's liability and without obtaining the consent of or giving notice to the Guarantor, the Bank may discontinue, reduce, increase or otherwise vary the credit of the Customer, may grant time, renewals, extensions, indulgences, releases and discharges to and accept compositions from or otherwise deal with the Customer and others, including the Guarantor and any other guarantor as the Bank may see fit, and the Bank may apply all money received from the Customer or others or from security or guarantees upon such parts of the Guaranteed Liabilities as the Bank may see fit and change any such application in whole or in part from time to time.

8. Until repayment in full of all the Guaranteed Liabilities, all dividends, compositions, proceeds of security, security valued or payments received by the Bank from the Customer or others or from estates in respect of the Guaranteed Liabilities shall be regarded for all purposes as payments in gross without any right on the part of the Guarantor to claim the benefit thereof in reduction of the liability under this guarantee, and the Guarantor shall not claim any set-off or counterclaim against the Customer in respect of any liability of the Customer to the Guarantor, claim or prove in the bankruptcy or insolvency of the Customer in competition with the Bank or have any right to be subrogated to the Bank.

9. This guarantee shall not be discharged or otherwise affected by the death or loss of capacity of the Customer, by any change in the name of the Customer, or in the membership of the Customer, if a partnership, or in the objects, capital structure or constitution of the Customer, if a corporation, or by the sale of the Customer's business or any part thereof or by the Customer amalgamating with a corporation, but shall, notwithstanding any such event, continue to apply to all Guaranteed Liabilities whether theretofore or thereafter incurred and in the case of a change in the membership of a Customer which is a partnership or in the case of liabilities of the resulting partnership or corporation, the term "Customer" shall include each such resulting partnership and corporation.

10. The Guarantor represents and warrants to the Bank that it is fully aware of the financial condition of the Customer and agrees to monitor changes in the financial condition of the Customer. The Guarantor acknowledges that the Bank has made no representations or warranties regarding the financial condition of the Customer, that the Bank expressly disclaims any obligation to advise the Guarantor of any changes in the financial condition of the Customer and hereby releases the Bank from any liability arising therefrom.

11. All advances, renewals and credits made or granted by the Bank to or for the Customer after the death, loss of capacity, bankruptcy or insolvency of the Customer, but before the Bank has received notice thereof shall be deemed to form part of the Guaranteed Liabilities and all advances, renewals and credits obtained from the Bank by or on behalf of the Customer shall be deemed to form part of the Guaranteed Liabilities notwithstanding any lack or limitation of power, incapacity or disability of the Customer or of the directors, partners or agents thereof, or that the Customer may not be a legal or suable entity, or any irregularity, defect or informality in the obtaining of such advances, renewals or credits, whether or not the Bank had knowledge thereof; and any such advance, renewal or credit which may not be recoverable from the undersigned as guarantor(s) shall be recoverable from the undersigned and each of them, if more than one, jointly and severally as principal debtor(s) in respect thereof and shall be paid to the Bank on demand.

12. All debts and liabilities, present and future, of the Customer to the Guarantor are hereby assigned to the Bank and postponed to the Guaranteed Liabilities and all money received by the Guarantor in respect thereof shall be received in trust for the Bank and forthwith upon receipt shall be paid over to the Bank, the whole without in any way lessening or limiting the liability of the Guarantor under this guarantee; and this assignment and postponement is independent of the guarantee and shall remain in full force an effect until repayment in full to the Bank of all the Guaranteed Liabilities, notwithstanding that the liability of the undersigned or any of them under this guarantee may have been discharged or terminated.

13. The undersigned or any of them, if more than one, or his, its or their executors or administrators, by giving thirty days' notice in writing to the branch of the Bank at which the main account of the Customer is kept, may terminate his, its or their liability under this guarantee in respect of liabilities of the Customer incurred or arising after the expiration of such thirty days even though not then matured; provided that notwithstanding receipt of any such notice the Bank may fulfil any requirements of the Customer based on agreements express or implied made prior to the expiration of such thirty days and any resulting liabilities shall be deemed to form part of the Guaranteed Liabilities and shall be covered by this guarantee; and provided further that in the event of the termination of this guarantee as to one or more of the undersigned, if more than one, it shall remain a continuing guarantee as to the other or others of the undersigned.

14. This guarantee embodies all the agreements between the parties hereto relative to the guarantee, assignment and postponement and none of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein and it is specifically agreed that the Bank shall not be bound by any representations or promises made by the Customer to the Guarantor. Possession of this instrument by the Bank shall be conclusive evidence against the Guarantor that the instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any condition precedent or subsequent has been fulfilled.

15. This guarantee shall be binding upon every signatory hereof notwithstanding the non-execution hereof or of a similar guarantee by any other proposed signatory or signatories.

16. This guarantee shall not be discharged or affected by the death of the undersigned or any of them, if more than one, and shall enure to the benefit of and be binding upon the Bank, its successors and assigns, and the Guarantor, its heirs, executors, administrators, successors and assigns.

17. This guarantee shall be governed in all respects by the laws of the Province of Ontario and the laws of Canada applicable therein.

18. The undersigned is domiciled at 30 West Beaver Creek Road, Suite 109, Richmond Hill, Ontario L4B 3K1 and will not change such domicile without providing the Bank with prior written notice setting forth its new domicile and the effective date of the change.

19. The Guarantor acknowledges having read this guarantee before signing it and declares that he/she/it understands the terms, conditions and undertakings contained herein. The Guarantor acknowledges receipt of a fully executed copy of this guarantee hereby waives any right to receive a copy of any financing statement, financing change statement or verification statement file at anytime in connection with this guarantee.

     IN WITNESS WHEREOF the Guarantor has hereunto affixed its Corporate Seal attested by the hands of its proper officers duly authorized in that behalf as of the 22nd day of February, 2002.


                                UNIVERSE2U  CANADA  INC.
                                Name  of  Company
                                30  West  Beaver  Creek Road, Suite 109,
                                Richmond  Hill,  Ontario  L4B  3K1


                                per:___/s/  Kim  Allen  ______________________
                                            Name:  Kim  Allen
                                            Title:   President
                                            c/s

                                per:_____/s/  Angelo  Boujos___________________
                                              Name:  Angelo  Boujos
                                              Title:    Chairman


                                We  have  authority  to  bind  the Corporation

                                  SCHEDULE "C"
                             PERMITTED ENCUMBRANCES


PERSONAL  PROPERTY  SECURITY  ACT
---------------------------------
NONE EXCEPT EQUIPMENT LEASES LIMITED TO OPERATING LEASES FOR SPECIFIC EQUIPMENT (INCLUDING CAR LEASES FROM FORD CREDIT CANADA)NONE EXCEPT EQUIPMENT LEASES LIMITED TO OPERATING LEASES FOR SPECIFIC EQUIPMENT (INCLUDING CAR LEASES FROM FORD CREDIT CANADA)

OTHER  SECURED  LIABILITIES
---------------------------
SECURED  PARTY                      REGISTRATION  PARTICULARS          AMOUNT
NONE

BANK  INDEBTEDNESS
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NONE

                                  SCHEDULE "D"

                              ADDITIONAL PROVISIONS

1. In the event that any Affiliate of the Company that is currently inactive, as declared by the auditor of the Company, becomes active at any time in the future, and if the Company advances any monies to such Affiliate, then the Company hereby covenants and undertakes to cause such Affiliate to grant in favour of the Bank a first ranked general security agreement over all the property of such Affiliate before any advances are made to such Affiliate.

2. All existing Priority Claims, which term means the aggregate amount of all claims (i) created or arising by operation of law without the consent of the Company, or any of its Affiliates, under statute, regulation, common or other law which rank prior to or pari passu with any security held by the Bank, including without limitation income tax withheld from employees, unemployment insurance premiums, Canada Pension Plan contributions, vacation pay, provincial sales tax, federal excise and goods service taxes, Workers Safety and Insurance Board contributions or (ii) of suppliers which rank pari passu with any security held by the Bank, shall be paid in full on or before May 31, 2002 and the Company and its Affiliates shall furnish the Bank with proof of such payment on or before May 31, 2002.

For  the purposes of this schedule and notwithstanding the definition in section
1.1  of  this Agreement, ?Affiliate? shall mean only the following corporations:
CableTec Communications Inc., Multilink Network Services Inc. and Coastal Network Services Inc.

                                  SCHEDULE "E"

                            MISCELLANEOUS PARTICULARS


1.1     "AFFILIATE"  includes  the  following  corporations:

Universe2U Inc.; 1418276 Ontario Inc.; CableTec Communications Inc.; Multilink Network Services Inc. and Coastal Network Services Inc.

1.2     "MANAGEMENT  GROUP"  includes  the  following  persons:

Kim  Allen,  Angelo  Boujos

1.3     "NORMAL  BUSINESS"  means  the  following  activities:
     Provider of telecommunications access solutions to communities, communications carriers, building owners and corporate and government customers in North America.

1.4 "OFFER OF FINANCE" for the time being means the letter of the Bank to the Company dated the 15th day of February, 2002, as accepted by the Company;


1.5 "SHAREHOLDER OWNERSHIP" means the direct or indirect beneficial ownership of shares of the Company as follows:

Owner                    Class  of  Shares               Number  of  Shares
-----                    -----------------               ------------------

1418276  Ontario  Inc.          Common                      5,833,000